EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Annual Report on Form 10-K of Republic Services, Inc. (the Company) for the annual period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James E. O’Connor, Chairman and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James E. O’Connor
James E. O’Connor
Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)

Date: February 24, 2010

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